Credit Quality - Additional Information (Detail) $ in Thousands	12 Months Ended
Dec. 31, 2023 USD ($)
Minimum days for discontinue of accrual interest on commercial and consumer loan	90 days
Maximum days for discontinue of accrual interest on commercial and consumer loan	120 days
Minimum number of days required for special mention	30 days
Maximum number of days required for special mention	89 days
Number of days required for substandard	90 days
Description of Credit Risk Exposure	For United’s loans with a corporate credit exposure, United analyzes loans individually to classify the loans as to credit risk. Review and analysis of criticized (special mention-rated loans in the amount of $1,000,000 or greater) and classified (substandard-rated and worse in the amount of $500,000 and greater) loans is completed once per quarter. Review of notes with committed exposure of $3,000,000 or greater is completed at least annually.
Modification Additional Funds Recorded Investment	$ 28,000